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                                                                    Exhibit 10.9


                                PROMISSORY NOTE

US$500,000                                                    New York, New York
                                                                    May 30, 1997

            FOR VALUE RECEIVED, KAIRE INTERNATIONAL, INC., ("Borrower") does hereby unconditionally promise to pay on demand to the order of HORPHAG RESEARCH COMPANY LIMITED, a corporation having its principal office at 1 Le Marchant Street, St. Peter Port, Guernsey, Channel Islands ("Lender"), the principal sum of FIVE HUNDRED THOUSAND DOLLARS (US$500,000.00) to be paid in installments plus interest at the rate of nine and one half percent (9.5%) per annum from the date hereof until all amounts due hereunder are paid, on the terms set forth below:

            1. The principal amount of this Note, plus accrued interest thereon, shall be due and payable in New York, New York, United States of America, as follows:

      (1) $25,000 payable on August 31, 1997
      (2) $125,000 payable on September 30, 1997
      (3) $175,000 payable on October 31, 1997
      (4) $175,000 payable on November 30, 1997

All payments of principal and interest shall be made solely and exclusively in United States Dollars, in same-day-funds, by deposit to such account as the Lender may have last designated by notice to Borrower.

            2. This Note may be prepaid in part or in full at any time without penalty.

            3. Borrower hereby waives presentment, protest, notice of protest, demand of payment and notice of non-payment hereof and agrees that any changes or modifications to this Note must be in

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writing and signed by the party to be charged with the change or modification.

            4. Borrower agrees that if any installment is not paid when due and the Lender refers this Note to an attorney for collection, Borrower shall reimburse the Lender for its reasonable attorneys' fees plus court costs.

            5. If any part of this Note is determined by a court to be invalid, the other provisions hereof will remain in effect.

            6. This Note shall be construed and enforced in accordance with the substantive laws of the State of New York, United States of America.

            7. BORROWER ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS NOTE OR THE RELATIONSHIP ESTABLISHED HEREBY WOULD BE EASED UPON DIFFICULT AND COMPLEX ISSUES. ACCORDINGLY, IN AN EFFORT TO EXPEDITE THE RESOLUTION OF ANY SUCH CONTROVERSY AND AVOID ADDITIONAL EXPENSE AND DELAY, BORROWER AGREES THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         IN WITNESS WHEREOF, this Note is duly executed and delivered as of the date first above written.

                              KAIRE INTERNATIONAL, INC., as Borrower

                              By: /s/ Robert L. Richards
                              Name: Robert L. Richards
                              Title: CEO